UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report:  April 22, 2003
                       (Date of earliest event reported)

                         MERGE TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in the charter)

            Wisconsin  	              0-29486			39-1600938
  (State or other jurisdiction  (Commission File No.)         (IRS Employer
        of incorporation)                                   Identification No.)


             1126 South 70th Street, Milwaukee, Wisconsin  53214-3151
                     (Address of Principal Executive Offices)

                                   (414) 977-4000
                  (Registrant's telephone number including area code)

                                        N/A
             (Former name or former address, if changed since last report)

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ITEM 12.	PRESS RELEASE

	On April 22, 2003, Merge Technologies Incorporated, dba Merge eFilm, announced a date for their earnings announcement press release for its first quarter of fiscal year 2003. The earnings announcement conference call is scheduled for Wednesday, April 30, 2003 at 10:00 a.m. Eastern Time.

	A copy of the earnings announcement invitation press release is filed as an exhibit to this Form 8-K and is incorporated by reference herein.


     (a)	Exhibit

     99.1	Press Release announcing its first quarter 2003 earnings
		announcement conference call to be scheduled for April 30, 2003.


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                                     SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED



Dated:  April 22, 2003		By:	/s/ Richard A. Linden
					-------------------------------------
					Richard A. Linden,
					President and Chief Executive Officer


				MERGE TECHNOLOGIES INCORPORATED



Dated:  April 22, 2003		By:	/s/ Scott T. Veech
					-------------------------------------
					Scott T. Veech,
					Chief Financial Officer, Treasurer
					  and Secretary

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EXHIBIT 99.1


MERGE EFILM LOGO

NEWS RELEASE
For Immediate Release

Contact: Scott Veech, Chief Financial Officer
Richard Linden, President & CEO
(414) 977-4000


	                 Merge Technologies Incorporated
                             (NASDAQ Symbol: MRGE)



  				The Management

				      of

		   Merge Technologies Incorporated (Merge eFilm)

			  will conduct a conference call

                Wednesday, April 30, 2003 at 10:00 a.m. (Eastern)

                         to review first quarter results.


      Following the review, a question and answer session will be conducted.


Investors will have the opportunity to listen to the conference call over the Internet at http://www.firstcallevents.com/service/ajwz379183108gf12.html
To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay via the Internet will also be available shortly after the call.


                       To access the call, please dial:
		      -----------------------------------
                        US & Canada:  (888) 397-2742
                        International:  (706) 643-7865

To access the call, via the Internet, live or after the event, please go to: http://www.firstcallevents.com/service/ajwz379183108gf12.html


                                Melanie Gretzon
                  Merge Technologies Incorporated (Merge eFilm)
                Phone:  (414) 977-4294 / Email:  ir@merge-efilm.com
                       Web site:  http://www.merge-efilm.com

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